Dreyfus

Tax-Smart

Growth Fund

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Tax-Smart Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax-Smart Growth Fund, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The large-cap segment of the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Tax-Smart Growth Fund perform relative to its benchmark?

For the six-month period ended February 28, 2001, the fund produced a total return of -9.49%.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") produced a total return of -17.83%.(2)

We attribute the fund's negative returns to a difficult environment for stocks, which were adversely influenced by slowing economic growth, declining corporate earnings and pronounced weakness in the technology industry group. However, we are pleased that the fund substantially outperformed the S&P 500 Index. We attribute our relative performance to our sector allocation strategy, which tended to emphasize consumer-oriented companies and de-emphasize technology stocks.

What is the fund's investment approach?

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. We evaluate investment opportunities one company at a time in order to identify large established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also predicated on purchasing growth at a price we consider to be justified by a company's fundamentals. For example, while the fund was invested in several leading technology companies during the period,
such    as    Intel    and    Microsoft,    we    avoided

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

most  internet  companies  because  we  found  their  prices  to  be higher than
warranted    by    their    financial    strength    and    growth    rates.

Central to our objective of minimizing taxable distributions, we maintain a buy-and-hold investment strategy. This strategy is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

What other factors influenced the fund's performance?

When the reporting period began, the stock market was performing relatively well despite signs of a potential economic slowdown and an ongoing correction among technology stocks. However, within just six months the investment environment deteriorated dramatically. The fund and the entire U.S. stock market were hurt by an economic slowdown, declining corporate profit growth and falling
confidence    among    investors    and    consumers.

While general market weakness adversely affected most stocks, the fund avoided the brunt of the market's decline because of a renewed focus among investors on business fundamentals that was triggered by changing economic conditions. Investor sentiment shifted towards large well-established corporations in which the fund also tends to invest. We believe that these types of corporations have the ability to remain profitable despite changes in economic conditions.

In this environment, the fund also benefited from its relatively light exposure to technology stocks. These stocks represented a smaller percentage of the total fund than they did in the S&P 500 Index. Consequently, the fund was sheltered from the full extent of the technology sector's decline.

In addition, the fund' s financial services holdings performed better than average because we concentrated on companies we considered to be reasonably priced relative to their peers, such as the Federal Home Loan Mortgage Corporation (" Freddie Mac"). Pharmaceutical holdings such as Merck & Co. also performed well, as did many of our investments in multinational consumer products companies, such as Philip Morris Cos.


What is the fund's current strategy?

Much of the fund's strategy is based on our sector selection process, which is designed to identify industries that we consider likely to enjoy long-term growth. For example, developments in biotechnology and demographic shifts toward an aging population in developed countries have created long-term trends favorable to the health care industry, in our opinion. We also believe that trends toward growing global wealth have created opportunities for consumer products companies with globally recognized brand names. These trends have currently led us to maintain the fund's emphasis on the health care and consumer staples industries, and to de-emphasize commodities and basic industries.

By increasing our positions in Exxon Mobil and BP Amoco, we have sought to take advantage of the rising demand for electricity, natural gas, heating oil and gasoline, which we believe has had positive implications for energy companies. In addition, while our investment discipline continues to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates, recent weakness in the technology industry group has created some attractive opportunities in the group's leaders, which we are currently exploring.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.



                                                                        The Fund

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

COMMON STOCKS--96.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--2.4%

Ford Motor                                                                                       52,445                1,458,496

BANKING--2.4%

Bank of America                                                                                   9,036                  451,348

SunTrust Banks                                                                                   15,000                  985,950

                                                                                                                       1,437,298

CAPITAL GOODS--8.1%

Emerson Electric                                                                                 12,000                  802,800

General Electric                                                                                 48,000                2,232,000

Honeywell International                                                                          18,000                  840,780

Rockwell International                                                                           20,000                  919,200

                                                                                                                       4,794,780

COMMUNICATIONS SERVICES--5.0%

BellSouth                                                                                        26,000                1,090,960

SBC Communications                                                                               26,580                1,267,866

Verizon Communications                                                                           12,000                  594,000

                                                                                                                       2,952,826

COMPUTERS--8.5%

Cisco Systems                                                                                    36,000  (a)             852,750

EMC                                                                                              18,000  (a)             715,680

Hewlett-Packard                                                                                  29,000                  836,650

International Business Machines                                                                  15,000                1,498,500

McData, Cl. A                                                                                       662  (a)              11,833

Microsoft                                                                                        19,000  (a)           1,121,000

                                                                                                                       5,036,413

ELECTRONICS--4.0%

Agilent Technologies                                                                              5,530  (a)             199,080

Intel                                                                                            76,000                2,170,750

                                                                                                                       2,369,830

ENERGY--8.6%

BP Amoco, ADS                                                                                    25,000                1,240,000

Chevron                                                                                          14,000                1,199,240

Exxon Mobil                                                                                      33,080                2,681,134

                                                                                                                       5,120,374

FINANCE-MISC.--10.6%

American Express                                                                                 18,000                  789,840

Citigroup                                                                                        33,333                1,639,317

Federal Home Loan Mortgage                                                                       10,000                  658,500


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC. (CONTINUED)

Federal National Mortgage Association                                                            20,000                1,594,000

J.P. Morgan Chase & Co.                                                                          27,000                1,259,820

Merrill Lynch                                                                                     6,000                  359,400

                                                                                                                       6,300,877

FOOD, BEVERAGE & TOBACCO--9.4%

Coca-Cola                                                                                        30,000                1,590,900

PepsiCo                                                                                          30,000                1,382,400

Philip Morris Cos.                                                                               55,000                2,649,900

                                                                                                                       5,623,200

FOOD & DRUGS--3.0%

Walgreen                                                                                         40,000                1,772,800

HEALTH CARE-15.5%

Abbott Laboratories                                                                              20,000                  979,800

Bristol-Myers Squibb                                                                             15,000                  951,150

Johnson & Johnson                                                                                19,000                1,849,270

Merck & Co.                                                                                      22,000                1,764,400

Pfizer                                                                                           81,750                3,678,750

                                                                                                                       9,223,370

HOUSEHOLD PRODUCTS--MISC.--4.4%

Colgate-Palmolive                                                                                16,000                  944,800

Gillette                                                                                         25,000                  812,750

Procter & Gamble                                                                                 12,000                  846,000

                                                                                                                       2,603,550

INSURANCE--4.0%

Berkshire Hathaway, Cl. A                                                                            12  (a)             843,600

Berkshire Hathaway, Cl. B                                                                             6  (a)              14,034

Marsh & McLennan Cos.                                                                            14,000                1,498,000

                                                                                                                       2,355,634

MEDIA/ENTERTAINMENT--4.9%

AOL Time Warner                                                                                  22,500                  990,675

Fox Entertainment Group, Cl. A                                                                   20,000  (a)             478,000

McDonald's                                                                                       23,000                  676,200

Viacom, Cl. B                                                                                    15,000  (a)             745,500

                                                                                                                       2,890,375

PUBLISHING--1.5%

McGraw-Hill Cos.                                                                                 16,000                  943,360

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--2.1%

Wal-Mart Stores                                                                                  25,000                1,252,250

TRANSPORTATION--2.2%

Norfolk Southern                                                                                 25,000                  452,250

United Parcel Service, Cl. B                                                                     15,200                  859,256

                                                                                                                       1,311,506

TOTAL COMMON STOCKS

   (cost $54,708,595)                                                                                                 57,446,939
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS-.2%
--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4428

   (cost $101,138)                                                                                4,000                  127,880
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS-3.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.92%, 3/1/2001                                                                              147,000                  147,000

   5.05%, 3/8/2001                                                                               34,000                   33,967

   5.73%, 3/15/2001                                                                             162,000                  161,676

   5.47%, 3/22/2001                                                                             395,000                  393,898

   5.61%, 3/29/2001                                                                             529,000                  527,080

   5.12%, 4/12/2001                                                                             107,000                  106,395

   5%, 4/19/2001                                                                                392,000                  389,342

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,758,728)                                                                                                   1,759,358
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $56,568,461)                                                              99.8%               59,334,177

CASH AND RECEIVABLES (NET)                                                                          .2%                  122,857

NET ASSETS                                                                                       100.0%               59,457,034

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  56,568,461  59,334,177

Cash                                                                     69,428

Dividends receivable                                                    103,701

Receivable for shares of Common Stock subscribed                         88,320

                                                                     59,595,626
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    63,538

Payable for shares of Common Stock redeemed                              75,054

                                                                        138,592
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,457,034
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      56,691,761

Accumulated undistributed investment income--net                         71,016

Accumulated net realized gain (loss) on investments                     (71,459)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                             2,765,716
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,457,034
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,757,690

NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)
                                                                          15.82

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,751 foreign taxes withheld at source)        421,590

Interest                                                                74,803

TOTAL INCOME                                                           496,393

EXPENSES:

Management fee--Note 2(a)                                              333,670

Distribution fees--Note 2(b)                                            75,834

Loan commitment fees--Note 4                                               440

TOTAL EXPENSES                                                         409,944

INVESTMENT INCOME--NET                                                  86,449
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                    524

Net unrealized appreciation (depreciation) on investments            (6,190,016)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (6,189,492)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (6,103,043)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001       Year Ended
                                              (Unaudited)  August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             86,449           79,714

Net realized gain (loss) on investments               524          554,939

Net unrealized appreciation (depreciation)
   on investments                              (6,190,016)       6,517,680

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (6,103,043)       7,152,333
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (65,816)         (87,987)

Net realized gain on investments                 (625,259)            --

TOTAL DIVIDENDS                                  (691,075)         (87,987)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   6,838,690       19,856,309

Dividends reinvested                              672,081           84,693

Cost of shares redeemed                        (4,156,759)     (14,538,376)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   3,354,012        5,402,626

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,440,106)       12,466,972
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            62,897,140        50,430,168

END OF PERIOD                                  59,457,034        62,897,140

Undistributed investment income--net               71,016            50,383
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       410,025         1,218,653

Shares issued for dividends reinvested             41,055             5,189

Shares redeemed                                  (250,721)         (890,258)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     200,359           333,584

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Six Months Ended
                                                                            February 28, 2001           Year Ended August 31,
                                                                                  (Unaudited)            ---------------------
                                                                                                        2000        1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    17.68           15.64        12.50

Investment Operations:

Investment income--net                                                                    .02(b)          .02(b)       .06(b)

Net realized and unrealized
   gain (loss) on investments                                                           (1.69)           2.05         3.10

Total from Investment Operations                                                        (1.67)           2.07         3.16

Distributions:

Dividends from investment income--net                                                    (.02)           (.03)        (.02)

Dividends from net realized gain on investments                                          (.17)             --           --

Total Distributions                                                                      (.19)           (.03)        (.02)

Net asset value, end of period                                                          15.82           17.68        15.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        (9.49)(c)       13.22        25.26(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .67(c)         1.35         1.24(c)

Ratio of net investment income
   to average net assets                                                                  .14(c)          .14          .26(c)

Portfolio Turnover Rate                                                                   .00(c,d)      11.47          (--)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  59,457          62,897        50,430

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Tax-Smart Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost basis. Dividend income is
recognized    on    the    ex-dividend    date    and    interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 2001, there were no open financial futures contracts.

(d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the
Dreyfus/Laurel    Funds    and

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

(b) DISTRIBUTION PLAN: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or the Distributor for shareholder servicing activities and the Distributor for expenses primarily intended to result in the sale of fund shares. During the period ended February 28, 2001, the fund was charged $75,834 pursuant to the Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(d) BROKERAGE COMMISSIONS: During the period ended February 28, 2001, the fund incurred total brokerage commissions of $3,100, of which $200 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $3,682,039 and $44, respectively.

At February 28, 2001, accumulated net unrealized appreciation on investments was
$2,765,716,   consisting   of   $5,696,073  gross  unrealized  appreciation  and
$2,930,357 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001, the fund did not borrow under the Facility.

                                                             The Fund

                                                           FOR MORE INFORMATION

                        DREYFUS TAX-SMART GROWTH FUND
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com




(c) 2001 Dreyfus Service Corporation                                  047SA0201